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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 12, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
              DELAWARE                                 1-16455                              76-0655566
    (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
          of Incorporation)                                                             Identification No.)


                     1111 LOUISIANA STREET
                        HOUSTON, TEXAS                                            77002
           (Address of Principal Executive Offices)                            (Zip Code)
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       Registrant's telephone number, including area code: (713) 497-3000



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ITEM 5.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release issued by Reliant Resources, Inc. on August 12, 2003 announcing the appointment of Kirbyjon H. Caldwell and Steven L. Miller to the board of directors of Reliant Resources, Inc.


Attached hereto as Exhibit 99.2 and incorporated by reference herein is the press release issued by Reliant Resources, Inc. on August 12, 2003 announcing Joel V. Staff will continue to serve as chairman and CEO and the search process for these positions has been concluded.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         99.1 Press release issued by Reliant Resources, Inc. on August 12, 2003 announcing the appointment of Kirbyjon H. Caldwell and Steven L. Miller to the board of directors of Reliant Resources, Inc.

         99.2 Press release issued by Reliant Resources, Inc. on August 12, 2003 announcing Joel V. Staff will continue to serve as chairman and CEO and the search process for these positions has been concluded.


ITEM 9. REGULATION FD DISCLOSURE. & ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of its earnings for the quarterly period ended June 30, 2003.

Attached hereto and incorporated by reference herein is the slide presentation to be used by certain executive officers of Reliant Resources, Inc. when they speak to the public, as well as various members of the financial and investing community on August 12, 2003.

The terms earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings before interest, taxes, depreciation, amortization and Reliant Energy Mid-Atlantic Power Holdings, LLC's operating lease expense related to three power generation facilities (EBITDAR) are used in Exhibits 99.3 and 99.4. EBIT is the primary measurement used by our management to evaluate segment performance. EBITDA and EBITDAR have been provided as it is commonly used by investors to evaluate performance of companies, particularly fixed income investors. EBIT, EBITDA and EBITDAR are not defined under GAAP, and should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP and are not indicative of operating income from operations as determined under GAAP. Items excluded from EBIT, EBITDA and EBITDAR are significant components in understanding and assessing our financial performance. Additionally, our computation of EBIT, EBITDA and EBITDAR may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate them in the same fashion.

The information in Item 12 and Item 9 is being furnished, not filed. Accordingly, the information in this Item 12 and Item 9 will not be incorporated by reference into any registration statement filed by Reliant Resources, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources Inc. that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Reliant Resources, Inc. or any of its affiliates.

A copy of this report has been made available on Reliant Resources, Inc.'s web site found at www.reliantresources.com in the investor relations section.


                           FORWARD-LOOKING STATEMENTS

When we make statements in this Current Report on Form 8-K and the exhibits hereto containing projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or when we make statements containing any other projections or estimates about our assumptions


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relating to these types of statements, we are making "forward-looking statements." These statements usually relate to future events and anticipated revenues , earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words . However, the absence of these words does not mean that the statements are not forward-looking. Although we believe that the expectations and the underlying assumptions reflected in our forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are not guarantees of future performance or events. Such statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     o the application of, or changes in, the laws and regulations to which we are subject;

     o the outcome of pending lawsuits, governmental proceedings and investigations;

     o the effects of competition, including the extent and timing of the entry of additional competitors in our markets;

     o    liquidity concerns in our markets;

     o the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our wholesale energy segment;

     o the successful and timely completion and start-up of our construction projects;

     o the timing and extent of changes in commodity prices and interest rates;

     o the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio;

     o weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

     o financial market conditions and our access to capital, including availability of funds in the capital markets;

     o the creditworthiness or bankruptcy or other financial distress of our counterparties;

     o    actions by rating agencies with respect to us or our competitors;

     o    acts of terrorism or war;

     o    the availability and price of insurance;

     o the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas;

     o political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates;

     o    the successful operation of deregulating power markets; and
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     o    the resolution of the refusal by certain California market participants to pay our receivables balances.

Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RELIANT RESOURCES, INC.
                                                 (Registrant)



Date: August 12, 2003                        By:      /s/ Mark M. Jacobs
                                                --------------------------------
                                             Mark M. Jacobs
                                             Executive Vice President and
                                             Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number      Exhibit Description
------      -------------------
99.1        Press release issued by Reliant Resources, Inc. on August 12, 2003 announcing the appointment of Kirbyjon H. Caldwell and Steven L.
            Miller to the board of directors of Reliant Resources, Inc.

99.2 Press release issued by Reliant Resources, Inc. on August 12, 2003 announcing Joel V. Staff will continue to serve as chairman and CEO and the search process for these positions has been concluded.

99.3 Press release issued by Reliant Resources, Inc. on August 12, 2003 announcing the earnings of Reliant Resources, Inc. for the quarterly period ended June 30, 2003.

99.4 Slide presentation given by certain executive officers of Reliant Resources, Inc. on August 12, 2003.